Exhibit 99.1
EARNINGS RELEASE
By:    Expeditors International of Washington, Inc.
1015 Third Avenue, Suite 1200
Seattle, Washington 98104

CONTACTS:	R. Jordan Gates Bradley S. Powell
President and Chief Operating Officer        Senior Vice President and Chief Financial Officer
(206) 674-3427     (206) 674-3412

FOR IMMEDIATE RELEASE
EXPEDITORS REPORTS FOURTH QUARTER 2012 EPS OF $.40 PER SHARE 1

SEATTLE, WASHINGTON - February 26, 2013, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced net earnings attributable to shareholders of $84,208,000 for the fourth quarter of 2012, as compared with $92,843,000 for the same quarter of 2011, a decrease of (9)%. Net revenues for the fourth quarter of 2012 decreased (4)% to $458,738,000 as compared with $476,155,000 reported for the fourth quarter of 2011. Total revenues and operating income were $1,532,957,000 and $128,025,000 in 2012, as compared with $1,501,914,000 and $155,064,000 for the same quarter of 2011, an increase of 2% and a decrease of (17)%, respectively. Diluted net earnings attributable to shareholders per share for the fourth quarter were $.40, as compared with $.43 for the same quarter in 2011, a decrease of (7)%.

For the year ended December 31, 2012, net earnings attributable to shareholders was $333,360,000, as compared with $385,679,000 in 2011, a decrease of (14)%. Net revenues for the year decreased to $1,824,098,000 from $1,896,477,000 for 2011, down (4)%. Total revenues and operating income for the year were $5,980,943,000 and $530,798,000 in 2012, as compared with $6,150,498,000 and $618,327,000 for the same period in 2011, decreases of (3)% and (14)%, respectively. Diluted net earnings attributable to shareholders per share for the year ended December 31, 2012 were $1.57, as compared with $1.79 for the same period of 2011, a decrease of (12)%.

“We obviously would have liked better results for the annual 2012 and fourth quarter, not withstanding 2012 was our third most profitable year on record," said Peter J. Rose, Chairman and Chief Executive Officer. "The market has been challenged throughout the year by air carriers reducing capacity to optimize their pricing and load factors as market volumes declined, primarily in the hi-tech and computer industry, traditionally among the prime users of airfreight space. As airfreight tonnage spiked during the latter part of the fourth quarter, carriers imposed rate increases so quickly that we were unable to commercially adjust our corresponding sell rates to avoid temporary yield declines. That all said, we still have much to be proud of this year. We remain highly efficient and profitable with strong cash flow and an operating margin just under 30%2. We have a balance sheet as solid as the Rock of Gibraltar, abundant cash and the wherewithal to make strategic investments to increase growth and continue technological enhancements. And finally, we successfully concluded our part of the five year DOJ investigation into our industry. As we reflect back on the goals and aspirations we held at the start of 2012, we executed to protect the long-term value of Expeditors, particularly given global economic uncertainties. We made the safe-guarding of our people a priority; we continued to make essential investments in systems and new services, such as Transcon, our time definite transportation service; and we continued to provide consistently high-quality service to our customers. We also made record stock buybacks of $302 million and paid out record dividends of $117 million," Rose continued.
"Early in 2012, while eschewing layoffs, we asked our managers to focus on being more efficient with current staff, to be cautious with hiring decisions and to only add headcount in instances where attrition or new business required it, so as to not compromise our customer service standards. We concentrated our efforts on managing and developing the investments in our most valuable assets, our people. Our final 2012 headcount is only 0.2% above 2011 levels, but even that slight increase reflects targeted investments in new offices, strategic business initiatives and information systems which will allow us to drive future productivity and on-board new customers more efficiently. As we move into 2013, we have taken several steps to enhance our ability to retain existing customers while attracting new business. We have refined our pricing regimen to ensure that we are focusing on market share expansion through more timely and efficient rate quotation; we are in the process of rolling out our internally-developed customer relationship management system; we have increased our emphasis on our customer-facing network engineering offerings which have been very successful in assisting customer supply-chain optimization initiatives; and, of course, we will continue to train, measure and emphasize our foundational commitment to customer service. We think those are winning combinations to help our people manage whatever 2013 will bring," Rose concluded.
Expeditors is a global logistics company headquartered in Seattle, Washington. The company employs trained professionals in 188 full-service offices and numerous satellite locations located on six continents linked into a seamless worldwide network through an integrated information management system. Services include the consolidation or forwarding of air and ocean freight, customs brokerage, vendor consolidation, cargo insurance, domestic time definite transportation services, purchase order management and customized logistics solutions.

________________________
1 Diluted earnings attributable to shareholders per share.
2 Operating margin is calculated as operating income divided by net revenues.
NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.
4th Quarter 2012 Earnings Release, February 26, 2013

Financial Highlights for the Three months and Years ended December 31, 2012 and 2011 (Unaudited)
(in 000's of US dollars except share data)

	Three months ended December 31,			Years ended December 31,
	2012	2011	% Increase (Decrease)	2012	2011	% Decrease
Revenues	$1,532,957	$1,501,914	2%	$5,980,943	$6,150,498	(3)%
Net revenues	$458,738	$476,155	(4)%	$1,824,098	$1,896,477	(4)%
Operating income	$128,025	$155,064	(17)%	$530,798	$618,327	(14)%
Net earnings attributable to shareholders	$84,208	$92,843	(9)%	$333,360	$385,679	(14)%
Diluted earnings attributable to shareholders	$.40	$.43	(7)%	$1.57	$1.79	(12)%
Basic earnings attributable to shareholders	$.41	$.44	(7)%	$1.58	$1.82	(13)%
Diluted weighted average shares outstanding	208,963,216	214,159,723		211,935,171	215,033,580
Basic weighted average shares outstanding	207,766,619	211,988,482		210,422,945	212,117,511

	Employee headcount as of December 31,
	2012	2011
North America	4,726	4,666
Asia Pacific	3,914	4,083
Europe and Africa	2,332	2,262
Middle East	1,236	1,250
South America	672	645
Information Systems	600	569
Corporate	248	228
Total	13,728	13,703

	Year-over-year percentage increase (decrease) in:
	Airfreight kilos	Ocean freight FEU
2012
October	3%	(9)%
November	8%	(4)%
December	2%	(4)%
Quarter	5%	(6)%

Disclaimer on Forward-Looking Statements:
Certain portions of this release contain forward-looking statements which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on global economic uncertainties; challenges in the airfreight industry and reducing capacity to optimize their pricing and loan factors; ability to maintain or improve profitability, cash flow, operating margins and efficiencies; ability to make strategic investments that increase growth and enhance our technology, systems and new services; ability to safeguard, manage and develop our people; ability to maintain and improve high quality services to customers; ability to continue stock buy-backs and dividends; ability to retain existing customers or attract new business; ability to operate new offices profitably; ability to drive future productivity, or on-board new customers; ability to refine our pricing regimen to ensure we are focusing on market-share expansion or timing and efficient rate quotation; success of internally developed systems; success of network engineering offerings; and success in optimizing customer supply chain initiatives. Actual future results and trends may differ materially from historical results or those projected in any forward-looking statements depending on a variety of factors including, but not limited to, our ability to maintain consistent and stable operating results, future success of our business model, ability to perpetuate profits, changes in customer demand for Expeditors’ services caused by a general economic slow-down, customers’ inventory build-up, decreased consumer confidence, volatility in equity markets, energy prices, political changes, regulatory actions or changes or the unpredictable acts of competitors and other risks, risk factors and uncertainties detailed in our Annual Report as updated by our reports on Form 10-Q, filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except share data)
(Unaudited)

	December 31, 2012	December 31, 2011
Assets
Current Assets:
Cash and cash equivalents	$1,260,842	$1,294,356
Accounts receivable, net	1,031,376	934,752
Deferred Federal and state income taxes	12,102	10,415
Other current assets	53,279	47,360
Total current assets	2,357,599	2,286,883
Property and equipment, net	556,204	538,806
Goodwill	7,927	7,927
Other assets, net	32,395	33,211
	$2,954,125	$2,866,827
Liabilities and Equity
Current Liabilities:
Accounts payable	641,593	606,628
Accrued expenses, primarily salaries and related costs	178,995	169,445
Federal, state and foreign income taxes	21,970	20,072
Total current liabilities	842,558	796,145
Deferred Federal and state income taxes	78,997	60,613
Commitments and contingencies
Shareholders’ Equity:
Preferred stock; none issued	—	—
Common stock, par value $.01 per share; issued and outstanding 206,392,013 shares at December 31, 2012 and 212,003,662 shares at December 31, 2011	2,064	2,120
Additional paid-in capital	1,283	13,260
Retained earnings	2,018,618	1,991,222
Accumulated other comprehensive income (loss)	5,734	(2,964)
Total shareholders’ equity	2,027,699	2,003,638
Noncontrolling interest	4,871	6,431
Total equity	2,032,570	2,010,069
	$2,954,125	$2,866,827

February 26, 2013	Expeditors International of Washington, Inc.	Page 3 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Earnings
(In thousands, except share data)
(Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2012	2011	2012	2011
Revenues:
Airfreight services	$700,785	$705,744	$2,600,916	$2,893,474
Ocean freight and ocean services	472,307	441,102	1,974,891	1,878,595
Customs brokerage and other services	359,865	355,068	1,405,136	1,378,429
Total revenues	1,532,957	1,501,914	5,980,943	6,150,498
Operating Expenses:
Airfreight consolidation	546,395	534,159	1,983,696	2,193,122
Ocean freight consolidation	364,251	333,567	1,542,170	1,443,170
Customs brokerage and other services	163,573	158,033	630,979	617,729
Salaries and related costs	246,096	247,917	995,052	993,358
Rent and occupancy costs	24,711	20,578	88,044	84,665
Depreciation and amortization	10,695	9,146	39,940	36,776
Selling and promotion	8,814	10,447	34,184	38,974
Other	40,397	33,003	136,080	124,377
Total operating expenses	1,404,932	1,346,850	5,450,145	5,532,171
Operating income	128,025	155,064	530,798	618,327

Interest income	3,522	2,715	12,763	10,235
Interest expense	(227)	(248)	(1,251)	(970)
Other, net	2,072	(2,330)	8,083	10,436
Other income, net	5,367	137	19,595	19,701
Earnings before income taxes	133,392	155,201	550,393	638,028
Income tax expense	49,893	62,061	217,424	251,785
Net earnings	83,499	93,140	332,969	386,243
Less net (losses) earnings attributable to the noncontrolling interest	(709)	297	(391)	564
Net earnings attributable to shareholders	$84,208	$92,843	$333,360	$385,679
Diluted earnings attributable to shareholders per share	$.40	$.43	$1.57	$1.79
Basic earnings attributable to shareholders per share	$.41	$.44	$1.58	$1.82
Dividends declared and paid per common share	$.28	$.25	$.56	$.50
Weighted average diluted shares outstanding	208,963,216	214,159,723	211,935,171	215,033,580
Weighted average basic shares outstanding	207,766,619	211,988,482	210,422,945	212,117,511

February 26, 2013	Expeditors International of Washington, Inc.	Page 4 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands) (Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2012	2011	2012	2011
Operating Activities:
Net earnings	$83,499	$93,140	$332,969	$386,243
Adjustments to reconcile net earnings to net cash provided by operating activities:
Provision for losses (recoveries) on accounts receivable	302	166	(90)	1,327
Deferred income tax expense (benefit)	7,309	5,598	11,639	(4,065)
Excess tax benefits from stock plans	(1,110)	(232)	(5,401)	(5,300)
Stock compensation expense	11,212	10,832	44,058	44,278
Depreciation and amortization	10,695	9,146	39,940	36,776
Other	3,181	722	4,864	2,496
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(16,044)	58,717	(89,856)	46,915
Decrease (increase) in other current assets	3,566	(1,620)	(63)	(7,483)
(Decrease) increase in accounts payable and accrued expenses	(30,341)	(54,879)	30,625	(40,819)
(Decrease) increase in income taxes payable, net	(11,520)	(13,654)	1,441	(3,237)
Net cash from operating activities	60,749	107,936	370,126	457,131
Investing Activities:
Purchase of property and equipment	(10,554)	(19,261)	(47,626)	(78,115)
Prepayment on long-term leases, net	—	—	—	(936)
Other	146	343	632	(1,288)
Net cash from investing activities	(10,408)	(18,918)	(46,994)	(80,339)
Financing Activities:
Proceeds from issuance of common stock	7,510	2,055	52,511	56,646
Repurchases of common stock	(108,921)	(3,499)	(302,414)	(112,071)
Excess tax benefits from stock plans	1,110	232	5,401	5,300
Dividends paid	(57,905)	(52,997)	(117,263)	(106,011)
Distribution to noncontrolling interest	(105)	(133)	(1,282)	(955)
Net cash from financing activities	(158,311)	(54,342)	(363,047)	(157,091)
Effect of exchange rate changes on cash and cash equivalents	1,170	(1,134)	6,401	(9,810)
(Decrease) increase in cash and cash equivalents	(106,800)	33,542	(33,514)	209,891
Cash and cash equivalents at beginning of period	1,367,642	1,260,814	1,294,356	1,084,465
Cash and cash equivalents at end of period	$1,260,842	$1,294,356	$1,260,842	$1,294,356
Interest and taxes paid:
Interest	$68	$231	$515	$296
Income taxes	52,168	83,454	207,174	266,621

February 26, 2013	Expeditors International of Washington, Inc.	Page 5 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Business Segment Information
(In thousands) (Unaudited)

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	ASIA PACIFIC	EUROPE and AFRICA	MIDDLE EAST and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Three months ended December 31, 2012:
Revenues from unaffiliated customers	$379,018	51,557	20,887	800,804	210,231	70,460	—	1,532,957
Transfers between geographic areas	25,386	2,868	4,770	11,035	10,097	4,300	(58,456)	—
Total revenues	$404,404	54,425	25,657	811,839	220,328	74,760	(58,456)	1,532,957
Net revenues	$186,176	25,029	14,258	136,497	73,393	23,385	—	458,738
Operating income	$28,201	11,045	4,237	57,933	18,804	7,805	—	128,025
Identifiable assets	$1,459,425	92,075	48,995	776,902	428,053	147,871	804	2,954,125
Capital expenditures	$7,412	281	241	1,452	794	374	—	10,554
Depreciation and amortization	$6,358	200	229	1,850	1,605	453	—	10,695
Equity	$1,197,239	58,071	29,504	538,710	167,752	74,950	(33,656)	2,032,570
Three months ended December 31, 2011:
Revenues from unaffiliated customers	$383,830	48,839	19,490	761,092	218,074	70,589	—	1,501,914
Transfers between geographic areas	24,639	2,641	5,356	10,159	10,570	4,592	(57,957)	—
Total revenues	$408,469	51,480	24,846	771,251	228,644	75,181	(57,957)	1,501,914
Net revenues	$183,381	24,367	14,673	150,262	76,950	26,522	—	476,155
Operating income	$41,652	10,314	5,056	68,971	19,048	10,023	—	155,064
Identifiable assets	$1,521,657	86,020	48,221	667,171	401,518	141,379	861	2,866,827
Capital expenditures	$8,404	199	166	8,760	1,288	444	—	19,261
Depreciation and amortization	$5,222	208	226	1,605	1,400	485	—	9,146
Equity	$1,285,812	49,571	27,346	448,613	145,998	85,605	(32,876)	2,010,069

Twelve months ended December 31, 2012:
Revenues from unaffiliated customers	$1,519,276	201,521	82,337	3,074,587	816,927	286,295	—	5,980,943
Transfers between geographic areas	94,521	10,476	18,780	43,721	38,791	18,128	(224,417)	—
Total revenues	$1,613,797	211,997	101,117	3,118,308	855,718	304,423	(224,417)	5,980,943
Net revenues	$737,679	95,798	57,795	551,211	286,264	95,351	—	1,824,098
Operating income	$179,015	32,385	17,356	216,559	59,314	26,169	—	530,798
Identifiable assets	$1,459,425	92,075	48,995	776,902	428,053	147,871	804	2,954,125
Capital expenditures	$28,088	832	1,301	11,275	4,323	1,807	—	47,626
Depreciation and amortization	$23,678	756	873	6,810	5,994	1,829	—	39,940
Equity	$1,197,239	58,071	29,504	538,710	167,752	74,950	(33,656)	2,032,570
Twelve months ended December 31, 2011:
Revenues from unaffiliated customers	$1,540,477	189,843	82,312	3,144,641	891,185	302,040	—	6,150,498
Transfers between geographic areas	101,738	11,095	21,222	40,012	43,359	17,897	(235,323)	—
Total revenues	$1,642,215	200,938	103,534	3,184,653	934,544	319,937	(235,323)	6,150,498
Net revenues	$732,299	90,432	59,968	605,151	307,471	101,156	—	1,896,477
Operating income	$210,702	29,209	19,151	258,952	72,248	28,065	—	618,327
Identifiable assets	$1,521,657	86,020	48,221	667,171	401,518	141,379	861	2,866,827
Capital expenditures	$23,219	1,122	628	25,295	25,856	1,995	—	78,115
Depreciation and amortization	$20,037	1,038	999	7,243	5,414	2,045	—	36,776
Equity	$1,285,812	49,571	27,346	448,613	145,998	85,605	(32,876)	2,010,069

February 26, 2013	Expeditors International of Washington, Inc.	Page 6 of 6